SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 12, 2004



                            JOURNAL REGISTER COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    DELAWARE                        1-12955                     22-3498615
(STATE OR OTHER             (COMMISSION FILE NUMBER)          (IRS EMPLOYER
  JURISDICTION                                            IDENTIFICATION NUMBER)
OF INCORPORATION)


                   50 WEST STATE STREET, TRENTON, NEW JERSEY
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      08608
                                   (ZIP CODE)

                                 (609) 396-2200
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
                         (FORMER NAME OR FORMER ADDRESS,
                          IF CHANGED SINCE LAST REPORT)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 12, 2004, Journal Register Company, a Delaware corporation (the "Company"), completed the previously announced acquisition of 21st Century Newspapers, Inc., a Delaware corporation ("21st Century") pursuant to an Agreement and Plan of Merger (the "Agreement") dated July 2, 2004, with 21st Century and Wolverine Acquisition Corp., a Delaware corporation ("Merger Sub") and a wholly-owned subsidiary of the Company. Pursuant to the Agreement, Merger Sub merged with and into 21st Century, with 21st Century surviving as an indirect wholly-owned subsidiary of the Company (the "Merger").

         The assets of 21st Century include four daily newspapers and 87 non-daily publications. The Company currently intends to use 21st Century's facilities, equipment and other physical property substantially in the manner such facilities, equipment and other physical property were used by 21st Century immediately prior to the Merger.

         In connection with the transactions described in the Agreement, the Company entered into a Credit Agreement dated August 12, 2004 with JPMorgan Chase Bank as Administrative Agent and Co-Documentation Agent, J.P. Morgan Securities Inc., as Sole Lead Arranger and Sole Bookrunner, The Bank of New York, Key Bank National Association, SunTrust Bank, Wachovia Bank, National Association, as Co-Syndication Agents and The Royal Bank of Scotland PLC, as Co-Documentation Agent (the "Credit Agreement"). A copy of the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

         The purchase price for the acquisition was $415 million and was financed with borrowings under the Credit Agreement. The purchase price and the terms of the Agreement were determined by arms-length negotiation among the parties. To the knowledge of the Company, none of the Company, any affiliate, director, officer, or any associate of any director or officer of the Company had any material relationship with 21st Century prior to the transaction.

         In connection with the closing of the Merger, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is specifically incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

         In accordance with item 7(a)(4) of Form 8-K, the Company will provide the financial information required by this Item 7(a) by filing an amendment to this Form 8-K on or about October 26, 2004.

         (b)      Pro Forma Financial Information

         In accordance with item 7(b)(2) of Form 8-K, the Company will provide the financial information required by this Item 7(b) by filing an amendment to this Form 8-K on or about October 26, 2004.

         (c)      Exhibits

         EXHIBIT NO.            DOCUMENT DESIGNATION

         10.1 Credit Agreement dated August 12, 2004 with JPMorgan Chase Bank as Administrative Agent and Co-Documentation Agent, J.P. Morgan Securities Inc., as Sole Lead Arranger and Sole Bookrunner, The Bank of New York, Key Bank National Association, SunTrust Bank, Wachovia Bank, National Association, as Co-Syndication Agents and The Royal Bank of Scotland PLC, as Co-Documentation Agent.

         99.1 Agreement and Plan of Merger, dated as of July 2, 2004, by and among Journal Register Company, Wolverine Acquisition Corp., and 21st Century Newspapers, Inc.

         99.2 Press release issued by Journal Register Company on August 13, 2004, entitled "Journal Register Company Completes Acquisition of 21st Century Newspapers."

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 20, 2004

                                              JOURNAL REGISTER COMPANY


                                              By: /s/ Marc S. Goldfarb
                                                 -------------------------------
                                                 Name:     Marc S. Goldfarb
                                                 Title:    Vice President and
                                                           General Counsel

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION

10.1 Credit Agreement dated August 12, 2004 with JPMorgan Chase Bank as Administrative Agent and Co-Documentation Agent, J.P. Morgan Securities Inc., as Sole Lead Arranger and Sole Bookrunner, The Bank of New York, Key Bank National Association, SunTrust Bank, Wachovia Bank, National Association, as Co-Syndication Agents and The Royal Bank of Scotland PLC, as Co-Documentation Agent.

99.1 Agreement and Plan of Merger, dated as of July 2, 2004, by and among Journal Register Company, Wolverine Acquisition Corp., and 21st Century Newspapers, Inc. (incorporated by reference to Exhibit 2.1 to Journal Register Company's report on Form 8-K filed on July 7, 2002).

99.2 Press release issued by Journal Register Company on August 13, 2004, entitled "Journal Register Company Completes Acquisition of 21st Century Newspapers."